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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549


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                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):  DECEMBER 27, 1996


                               CORESTAFF, INC.
           (Exact name of registrant as specified in its charter)

                                  DELAWARE
               (State or other jurisdiction of incorporation)


       0-26970                                           76-0407849
(Commission File Number)                    (I.R.S. Employer Identification No.)



           FIVE POST OAK PARK
   4400 POST OAK PARKWAY, SUITE 1130
             HOUSTON, TEXAS                              77027-3413
(Address of principal executive offices)                 (Zip Code)


    Registrant's telephone number, including area code:    (713) 961-3633




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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On December 27, 1996, pursuant to the terms of an Asset Purchase Agreement by and among COMSYS Technical Services, Inc. ("COMSYS"), a Maryland corporation and subsidiary of COREStaff, Inc. ("COREStaff"), Telos Corporation ("Seller"), a California corporation, and Telos Corporation ("Shareholder"), a Maryland corporation, COMSYS purchased substantially all of the assets of Telos Consulting Services, a division of Seller ("Telos Consulting") for $31.8 million in cash, subject to certain post-closing adjustments, and the assumption of certain liabilities. The purchase price for Telos Consulting was determined as a result of direct negotiations with the Seller and the Shareholder and was funded with borrowings under COREStaff's revolving credit facility.

         Telos Consulting provides software and network engineers and information technology consultants to a variety of businesses. Headquartered in Fullerton, California, Telos Consulting has 11 field offices located in the Silicon Valley, California; Sacramento, California; Santa Clara, California; Colorado Springs, Colorado; Orlando, Florida; Boise, Idaho; Waltham, Massachusetts; Reno, Nevada; and Vienna, Virginia.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 10.1 Asset Purchase Agreement dated as of December 13, 1996, among COMSYS Technical Services, Inc., a Maryland corporation, Telos Corporation, a California corporation, and Telos Corporation, a Maryland corporation
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CORESTAFF, INC.
                                           (Registrant)



Dated:  January 9, 1997                    By:   /s/ EDWARD L. PIERCE
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                                                 Edward L. Pierce
                                                 Chief Financial Officer,
                                                  Senior Vice President and
                                                   Assistant Secretary
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                               INDEX TO EXHIBITS


Exhibit No.            Description
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
    10.1               Asset Purchase Agreement dated as of December 13, 1996,
                       among COMSYS Technical Services, Inc., a Maryland
                       corporation, Telos Corporation, a California
                       corporation, and Telos Corporation, a Maryland
                       corporation